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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


          ____________________________________________________________


                                 AMENDMENT NO. 1

                                       ON

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       ___________________________________________________________________


        Date of report (Date of earliest event reported): August 16, 2005

                               DEBT RESOLVE, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                        0-29525                33-0889197
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                        707 Westchester Avenue, Suite L7
                          White Plains, New York 10604
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02.    NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
              RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         Debt Resolve, Inc., (the "Company") and its audit committee concluded on August 16, 2005 that Debt Resolve will restate previously issued financial statements for the years ended December 31, 2003 and December 31, 2004, and the quarter ended March 31, 2005. The restatement adjustments are needed primarily to correct Debt Resolve's historical accounting for stock-based compensation to consultants and advisory board members in the three accounting periods, as well as to revise an entry charging offering expenses to additional paid-in capital during the quarter ended March 31, 2005.

         In conjunction with the re-audit of Debt Resolve's financial statements for the years ended December 31, 2003 and December 31, 2004 and a review of the quarter ended March 31, 2005 by Marcum & Kliegman LLP, the Company's independent registered public accounting firm as of June 20, 2005, Marcum & Kliegman advised Debt Resolve on August 16, 2005 that adjustments were necessary to recognize the cumulative impact of correcting its computation for stock-based compensation to consultants and advisory board members. Specifically, Marcum & Kliegman advised that Debt Resolve should have recorded an expense for stock-based compensation to consultants and advisory board members during those accounting periods. The Company had disclosed these costs on a pro forma basis, only. Based on the revision of its method of accounting for stock-based compensation to these persons, Debt Resolve will restate the periods impacted by these adjustments.

         As a result of the restatement adjustments, Debt Resolve was advised by Marcum & Kliegman, on August 16, 2005 that Debt Resolve's previously issued consolidated financial statements, including those contained in the following filings, should no longer be relied upon: Annual Reports on Form 10-KSB for the fiscal years ended December 31, 2003 and December 31, 2004; and Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2003, June 30, 2003, September 30, 2003, March 31, 2004, June 30, 2004, September 30, 2004 and March 31, 2005. The Company's Form 10-QSB for the quarter ended June 30, 2005, filed on August 22, 2005, reflects the necessary adjustments for the period then ended.

         The restatement adjustments related to computation for stock-based compensation to consultants and advisory board members are anticipated to increase net loss by $31,756 for the year ended December 31, 2004 and increase net loss by $109,491 for the year ended December 31, 2003. In addition, these adjustments and the described adjustment to an entry recording offering expenses are anticipated to increase net loss for the quarter ended March 31, 2005 by $97,136.

         Pursuant to this Item 4.02, the Company's management and audit committee have discussed the matters disclosed in this Form 8-K with the Company's independent registered public accounting firm, Marcum & Kliegman LLP, and have provided it with a copy of the disclosures the Company is making in this Form 8-K. The discussion of the Company's revised financial results contained in this Form 8-K has been prepared by management and represents management's preliminary assessment of the revised results.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         C.   EXHIBITS

Exhibit No.       Description
-----------       -----------
99.1              Letter from Marcum & Kliegman LLP, dated September 7, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DEBT RESOLVE, INC.


Date: September 8, 2005                          By:  /s/ Katherine A. Dering
                                                      --------------------------
                                                      Katherine A. Dering
                                                      Chief Financial Officer